UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2025
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors

On December 10, 2025, the Federal Home Loan Bank of Des Moines (“Bank”) declared certain individuals elected in the Bank’s 2025 election of directors (the “2025 Director Election”) with each term to commence January 1, 2026. The Bank’s board of directors (“Board”) is comprised of member directors and independent directors who are elected by the Bank’s members, as discussed under “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025 (the “2024 Annual Report”).

After reviewing the results of the 2025 Director Election, the Bank declared the following individuals elected as member directors:

Ms. Lauren MacVay, Chief Executive Officer of True North Federal Credit Union, in Juneau, Alaska was re-elected to fill the member directorship designated for the State of Alaska for a four year term ending December 31, 2029. Ms. MacVay currently serves as a member of the Executive and Governance, Housing and Community Investment, and Member Committees, and is Chair of the Risk and Compliance Committee.

Mr. Russell Lau, Chief Executive Officer and Chairman of Finance Factors, Limited in Honolulu, Hawaii was re-elected to fill the member directorship designated for the State of Hawaii for a four-year term ending December 31, 2029. Mr. Lau currently serves as a member of the Housing and Community Investment, and Risk and Compliance Committees, and is Vice Chair of the Audit Committee. With respect to the election of Mr. Lau, the Bank issued a Current Report on Form 8-K on September 17, 2025 announcing that Mr. Lau was the only eligible candidate who chose to stand for election in the State of Hawaii and was therefore declared elected pursuant to applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).

Mr. John Klebba, Chief Executive Officer and Chairman of Legends Bank in Linn, Missouri was re-elected to fill the member directorship designated for the State of Missouri for a four-year term ending December 31, 2029. Mr. Klebba currently serves as Vice Chair of the Board of Directors and Vice Chair of the Executive and Governance Committee.

Mr. Peter Mehlhaff, President, CEO and Chairman of Great Plains Bank in Eureka, South Dakota. Mr. Mehlhaff was elected to fill the member directorship designated for the State of South Dakota for a four year term ending December 31, 2029.

Mr. Matt Packard, Chairman of the Board of Central Bank in Provo, Utah. Mr. Packard was elected to fill the member directorship designated for the State of Utah for a four year term ending December 31, 2029.

In addition, after reviewing the results of the 2025 Director Election, the Bank declared the following individual elected as independent director:

Mr. Siva Narendra, Chief Executive Officer of tyfone, Inc. in Portland, Oregon was re-elected to fill an independent directorship for a four-year term ending December 31, 2029. Mr. Narendra currently serves as a member of the Technology Committee and Vice Chair of the Risk and Compliance Committee.

The 2026 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing. For 2026, the Board will be compensated in accordance with the 2026 Director Fee Policy, a copy of which was filed with the Current Report on Form 8-K filed on November 7, 2025.

Legal Framework for Director Election

The 2025 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended (the “Bank Act”), and the related Finance Agency regulations. For a description of the Bank’s director election process, see “Item 10 - Directors, Executive Officers, and Corporate Governance” of the 2024 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the 2024 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 4, 2025, the Bank tallied the voting results for the 2025 Director Election. Complete voting results are included in the member announcement attached as Exhibit 99.1 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 10, 2025, the Bank issued an announcement to its members concerning the information described in this Current Report. The announcement is attached as Exhibit 99.1 to this Current Report. The information set forth under Items 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1 Member Announcement and Director Election Results, dated December 10, 2025, issued by the Bank

Exhibit Number 104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 10, 2025	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer

Exhibit Index

Exhibit No.	Description

99.1	Member Announcement and Director Election Results, dated December 10, 2025, issued by the Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)